UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021 (May 12, 2021)

MAXAR TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38228	83-2809420
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. 120th Avenue, Westminster, Colorado		80234
(Address of principal executive offices)		(Zip Code)

303-684-2207
(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, at $0.0001 par value	MAXR	New York Stock Exchange, Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Maxar Technologies Inc. (“Company”) with the U.S. Securities and Exchange Commission (“SEC”) on May 13, 2021.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2021, the Company filed a Certificate of Correction with the Secretary of State of the State of Delaware to nullify the filing of a Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on May 12, 2021, that had not received the requisite stockholder approval.

The Company’s Amended and Restated Certificate of Incorporation, as in effect prior to the Company’s 2021 Annual Meeting of Stockholders held on May 12, 2021 (“Annual Meeting”), is accurate and remains in effect without change.

The description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, which is attached hereto as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

Also, on May 17, 2021, the Company filed a Certificate of Elimination (“Certificate of Elimination”) of Series A Junior Participating Preferred Stock (“Series A Preferred”) with the Delaware Secretary of State, thereby removing the Certificate of Designations of the Series A Preferred from the Amended and Restated Certificate of Incorporation. There are no shares of the Series A Preferred outstanding and no shares thereof will be issued subject to said Certificate of Designations. The Certificate of Elimination became effective on May 17, 2021 upon filing with the Delaware Secretary of State.

The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is attached hereto as Exhibit 3.2 and incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on a proposal (“Certificate of Incorporation Proposal”) to amend and restate the Company’s Amended and Restated Certificate of Incorporation. The Certificate of Incorporation Proposal did not receive the votes necessary for approval. The purpose of the Certificate of Incorporation Proposal was to include a federal forum selection provision in the Company’s Amended and Restated Certificate of Incorporation. Although the Certificate of Incorporation Proposal did not receive the votes necessary for approval, the Company’s Second Amended and Restated Bylaws contain a federal forum selection provision, which remains in effect.

The Company’s Current Report on Form 8-K filed with the SEC on May 13, 2021, correctly reported the vote on the Certificate of Incorporation Proposal, which was 23,842,388 votes FOR, 7,212,393 votes AGAINST, 47,959 votes ABSTAIN, and 9,016,261 Broker Non-Votes. Although the Certificate of Incorporation Proposal received a favorable vote of 76.7% of the votes cast, the Certificate of Incorporation Proposal did not receive the vote of a majority of the outstanding common stock entitled to vote on the Certificate of Incorporation Proposal as required by the Delaware General Corporation Law.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
3.1	Certificate of Correction to the Second Amended and Restated Certificate of Incorporation of Maxar Technologies Inc.
3.2	Certificate of Elimination of Series A Junior Participating Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 17, 2021	Maxar Technologies Inc.

	By:	/s/ James C. Lee
Name: James C. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary